United states

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) November 23, 2007

PROSPERO MINERALS CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-50429 (Commission File Number)	33-1059313 (I.R.S. Employer Identification No.)
575 Madison Avenue, 10th Floor, New York, New York (Address of principal executive offices)		10022-2511 (Zip Code)

Registrant’s telephone number, including area code  (212) 937-8442

Corumel Minerals Corp.
(Former name or former address, if changed since last report)

Item 2.01 - Completion of Acquisition or Disposition of Assets

On November 23, 2007, Prospero Minerals Corp. entered into an agreement to acquire 40% of Cavitation Concepts Corporation Limited, a registered Bahamian Company in exchange for 40,000,000 shares of Common Stock.

See Exhibit 10.1 - Agreement attached to this Current Report for more details.

Item 7.01. Regulation FD Disclosure.

Limitation on Incorporation by Reference : In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.1, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
10.1	Agreement signed November 23, 2007 between Prospero Minerals Corp. and Cavitation Concepts Corporation	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Prospero Minerals Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

PROEPERO MINERALS CORP.

Dated : November 23, 2007                                    By: /s/ Hubert L. Pinder

                                                                                 Hubert L. Pinder - CFO